NEXPOINT
REAL ESTATE FINANCE

NYSE:NREF

2Q 2022 Financial Supplement

July 28, 2022

CONTACT

NEXPOINT REAL ESTATE FINANCE (NYSE:NREF)
300 Crescent Court, Suite 700
Dallas, Texas 75201
(w) nref.nexpoint.com

INVESTOR RELATIONS
Jackie Graham
(p) 214.276.6300
(e) jgraham@nexpoint.com

Cautionary Statements

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as "anticipate", "estimate", "expect," "intend," "may", "should" and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company's business and industry in general, target loans and investments, estimated yields on investment, guidance for financial results for the third quarter of 2022, including the Company's estimated net income, earnings available for distribution ("EAD"), cash available for distribution ("CAD"), dividend coverage ratios and related assumptions and portfolio commentary, including the resiliency of SFR and self-storage demand continues to be a tailwind. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including the ultimate duration and severity of the COVID-19 pandemic, and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or treat its impact, as well as those described in greater detail in our filings with the Securities and Exchange Commission, particularly those described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company's Annual Report on Form 10-K and the Company's other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this presentation and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are EAD and CAD.

EAD is defined as the net income (loss) attributable to our common stockholders computed in accordance with GAAP, including net income (loss) attributable to non-controlling interests and realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation. We use EAD to evaluate our performance which excludes the effects of certain GAAP adjustments and transactions that we believe are not indicative of our current operations and to assess our long-term ability to pay distributions. We believe providing EAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our long-term ability to pay distributions. We also use EAD as a component of the management fee paid to NREA (as defined below), our manager. EAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of EAD may not be comparable to EAD reported by other REITs.

We calculate CAD by adjusting EAD by adding back amortization of premiums, amortization and depreciation and amortization of deferred financing costs and by removing accretion of discounts and non-cash items, such as stock dividends. We use CAD to evaluate our performance and our current ability to pay distributions. We also believe that providing CAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our current ability to pay distributions. CAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of CAD may not be comparable to CAD reported by other REITs.

ADDITIONAL INFORMATION

For additional information, see our filings with the SEC. Our filings with the SEC are available on our website, nref.nexpoint.com, under the "Financials" tab.

NexPoint Real Estate Finance

Company Overview

NexPoint Real Estate Finance, Inc. ("NREF" or the "Company") is a publicly traded mortgage REIT ("mREIT"), with its shares listed on the New York Stock Exchange. The company concentrates on investments in real estate sectors where senior management has operating expertise, including multifamily, single-family rental ("SFR"), and self-storage, in the top 50 metropolitan statistical areas. The Company targets lending or investing in stabilized properties or properties with "light-transitional" business plans.

NREF is externally managed by NexPoint Real Estate Advisors VII, L.P. ("NREA"), an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor with extensive real estate and fixed income experience.

NREF Total Return vs Peers[4]



80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
-100.0%
NREF
ABR
BXMT
KREF
NYMT
STWD
TRTX
Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22

4.3%
PREMIUM TO BOOK[1]

8.9%
IMPLIED DIVIDEND YIELD[2]

11.6%
INSIDER OWNERSHIP[3]

1) BASED ON JUNE 30, 2022, BOOK VALUE INCLUDING REDEEMABLE NCI IN THE OPERATING PARTNERSHIP AS REPORTED BY THE COMPANY IN THIS PRESENTATION AND THE SHARE PRICE AS OF CLOSE OF TRADING JULY 27, 2022
2) IMPLIED DIVIDEND YIELD IS CALCULATED USING THE 3Q DIVIDEND OF $0.50 PER COMMON SHARE, ANNUALIZED, DIVIDED BY THE SHARE PRICE AS OF CLOSE OF TRADING ON JULY 27, 2022
3) AS OF THE CLOSE OF TRADING JULY 27, 2022
4) BLOOMBERG. TOTAL RETURN, INCLUDING DIVIDENDS, AS OF CLOSE OF TRADING JULY 27, 2022

2Q 2022 Highlights

FINANCIAL

$8.5MM
NET INCOME IN 2Q 2022
Net income attributable to common stockholders of $5.0MM or $0.34 per diluted common share[1]

$12.6MM
2Q 2022 EARNINGS AVAILABLE FOR DISTRIBUTION
$0.56 per diluted common share[2]

$476.9MM
BOOK VALUE
$21.59 per common share, including redeemable non-controlling interests in the Operating Partnership and excluding Series A Preferred Stock

2Q 2022 Dividend
PAID ON JUNE 30, 2022
Paid a 2Q 2022 dividend of $0.50 per common share on June 30, 2022

PORTFOLIO

$1.6B
OUTSTANDING TOTAL PORTFOLIO
Composed of 75 investments[3]

$25.0MM
CONVERTIBLE NOTE
Converted to common stock at a 12.5% discount in a private ground lease REIT

$40.7MM
PURCHASED FREDDIE MAC SB DEAL
Estimated 7.9% yield

$8.0MM
PREFERRED EQUITY INVESTMENTS
Purchased $8.0MM of preferred equity investments with a blended current yield of 10.5%

$20.5MM
PURCHASED TWO SFR PASS-THROUGH CERTIFICATES
Estimated 8.4% yield

CAPITALIZATION

2.39X
DEBT TO BOOK VALUE RATIO
As of July 27, 2022

5.9 Years
WEIGHTED AVERAGE REMAINING TERM
Of secured credit facility, matched in structure and term of the underlying SFR loans as of June 30, 2022

$304.0MM
OUTSTANDING REPO FINANCING
Equates to 60.2% advance rate on our CMBS B-Piece and IO Strip Portfolio[4]

$5.0MM
5.75% SENIOR UNSECURED NOTES REPURCHASED
At 96.6% of par

410,172
SHARES ISSUED AT AN AVERAGE OF $24.05 PER SHARE
For approximately $9.9MM of net cash proceeds

1) DILUTED EPS INCLUDES THE DILUTIVE EFFECT OF THE REDEEMABLE NON-CONTROLLING INTERESTS
2) EARNINGS AVAILABLE FOR DISTRIBUTION PER DILUTED SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS. SEE "RECONCILIATIONS" SLIDE
3) AS OF JULY 27, 2022 AND CMBS B-PIECES REFLECTED ON AN UNCONSOLIDATED BASIS
4) BASED ON ACTUAL COLLATERAL POSTED

2Q 2022 Earnings And Book Value



Book Value Per Common Share Growth
-8.3%
3.4%
0.8%
5.4%
4.4%
0.2%
3.2%
2.2%
1.3%
(0.9)%
$19.32
$17.72
$18.33
$18.48
$19.48
$20.33
$20.38
$21.04
$21.51
$21.78
$21.59
4Q 2019
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022

Earnings and Book Value

- Net interest income of $8.5MM, a decrease of 63.2% compared to 1Q 2022
- Net income of $8.5MM, with net income attributable to common stockholders of $5.0MM, or $0.34 per diluted common share; compared to net income of $18.7MM with net income attributable to common stockholders of $12.9MM, or $0.81 per diluted common share in 1Q 2022
- Earnings available for distribution of $12.6MM, or $0.56 per diluted common share; compared to $1.23 per diluted common share in 1Q 2022
- BV per diluted common share including redeemable NCI in the Operating Partnership decreased 0.9% to $21.59/share, compared to $21.78/share at the end of 1Q 2022



$21.78
$0.39
$0.13
$0.06
$0.01
$(0.05)
$(0.02)
$(0.17)
$(0.54)
$21.59
1Q 2022 BV
Net Int Income
Unreal Gain Common Stock
Net Income (CMBS)
ATM
LTIP
Income from RE
Operating Exp
Dividend
2Q 2022 BV

Net Income, EAD and CAD

Net Income (Loss) and EAD Per Diluted Share



$1.26
$0.43
(54.0)%
$0.58
(4.7)%
$0.41
101.7%
$1.17
24.4%
$0.51
(21.4)%
$0.92
5.9%
$0.54
(12.0)%
$0.81
127.8%
$1.23
(58.0)%
$0.34
(54.5)%
$0.56
17.6%
$0.40
(21.4)%
$0.44
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022 Est
Net Income (Loss)/Share
EAD/Share

EAD and CAD Per Diluted Share



$0.43
$0.47
-%
$0.41
$0.47
31.9%
$0.51
$0.62
1.6%
$0.54
$0.63
$1.23
150.8%
$1.58
$0.56
(60.1)%
$0.63
$0.44
(19.0)%
$0.51
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022 Est
EAD/Share
CAD/Share

NET INCOME, EAD, CAD AND GUIDANCE

NET INCOME/EAD/CAD

- Net income per diluted common share for the 2Q 2022 is $0.34, compared to $0.81 per diluted common share reported in 1Q 2022
- 2Q 2022 EAD per diluted common share is $0.56, a decrease of 54.5% compared to 1Q 2022 reported EAD per diluted common share
- 2Q 2022 CAD per diluted common share is $0.63, a decrease of 60.1% compared to 1Q 2022 reported CAD per diluted common share

GUIDANCE

- 3Q 2022 EAD per diluted common share guidance is $0.44[1] at the mid-point
- 3Q 2022 CAD per diluted common share guidance is $0.51[1] at the mid-point

(1) NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 3Q 2022 IS ESTIMATED TO BE BETWEEN $5.9MM AND $7.6MM. SEE "RECONCILIATIONS" SLIDES.

Dividend and Coverage

Dividend and EAD/CAD Coverage

2Q 2022 DIVIDEND:

- 2Q dividend of $0.50 per common share was paid June 30, 2022
- 2Q 2022 EAD dividend coverage is 1.12x
- 2Q 2022 CAD dividend coverage is 1.26x

3Q 2022 DIVIDEND:

- 3Q 2022 dividend of $0.50 per common share declared by the Board of Directors to be paid on September 30, 2022, no change from 2Q 2022 dividend per common share
- 3Q 2022 estimated EAD dividend coverage of 0.88x[1]
- 3Q 2022 estimated CAD dividend coverage of 1.02x[1]



EAD Dividend Coverage
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
1Q 2021: $0.43 $0.48 0.91x
2Q 2021: $0.41 $0.48 0.86x
3Q 2021: $0.51 $0.48 1.07x
4Q 2021: $0.54 $0.48 1.14x
1Q 2022: $1.23 $0.50 2.46x
2Q 2022: $0.56 $0.50 1.12x
3Q 2022 Est: $0.44 $0.50 0.88x
EAD/Share
Dividend/Share
Coverage



CAD Dividend Coverage
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
1Q 2021: $0.47 $0.48 0.99x
2Q 2021: $0.47 $0.48 0.99x
3Q 2021: $0.62 $0.48 1.31x
4Q 2021: $0.63 $0.48 1.33x
1Q 2022: $1.58 $0.50 3.16x
2Q 2022: $0.63 $0.50 1.26x
3Q 2022 Est: $0.51 $0.50 1.02x
CAD/Share
Dividend/Share
Coverage

(1) NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 3Q 2022 IS ESTIMATED TO BE BETWEEN $5.9MM AND $7.6MM. SEE "RECONCILIATIONS" SLIDES.

Portfolio Commentary

Defensive Portfolio Characteristics

The current portfolio consists of senior loans, mezzanine debt, preferred equity, a bridge loan, MSCR notes, SFR pass-through certificates, a multifamily property and common stock investments in short-duration lease-term assets (multifamily, SFR, self-storage, life sciences) that are geographically diverse in the United States. The portfolio has minimal exposure to construction loans, no heavy transitional loans, and no for-sale loans. As of July 27, 2022, there are no loans currently in forbearance in our portfolio.

MULTIFAMILY

- Historically low losses for Freddie Mac debt issuances secured by multifamily assets, including periods of market stress
- Aggregate losses in Freddie Mac's origination history have averaged 5 bps per year dating back to 1994[1]
- Since 2009 and through May 2022, there have been $56.1MM in losses on $500B of combined issuance[2]

SINGLE-FAMILY RENTAL

- Although this is a relatively new asset class that was institutionalized in the wake of the global financial crisis, we believe SFR will exhibit resiliency akin to multifamily
- Current portfolio of SFR loans is capitalized by a secured credit facility with Freddie Mac, is matched in both duration and structure of the underlying loans, has 5.9 years of average weighted term to maturity, and a 250 bps interest rate spread[3]
- Subject to Freddie Mac forbearance program to help mitigate cash flow interruptions to the bondholders

SELF-STORAGE

- Sticky COVID-related demand continues to be a tailwind moving into the second half of 2022
- Occupancies across the sector reman at all-time highs with other fundamentals remaining strong
- Historically, self-storage has outperformed other real estate asset types during economic downturns

LIFE SCIENCES

- Secular demand growth can be reliably estimated by looking into past performance over the last 10-15 years
- Increases in technology, spending and medical talent have created strong demand for real estate that meets unique and specific requirements

6.4
YEARS AVERAGE REMAINING TERM[4]

93.8%
OF PORTFOLIO STABILIZED[4]

68.5%
WEIGHTED AVG LOAN TO VALUE[4]

1.63x
WEIGHTED AVG DSCR[4]

(1) FREDDIE MAC: 4Q 2021
(2) FREDDIE MAC: MAY 2022
(3) AS OF JUNE 30, 2022
(4) AS OF JULY 27, 2022, AND EXCLUDING THE COMMON STOCK INVESTMENTS AND THE HUDSON MONTFORD MULTIFAMILY PROPERTY

Portfolio Commentary


MN
3%
NJ
3%
MD
4%
NV
6%
CA
7%
AZ
3%
TX
11%
GA
20%
FL
16%

LESS THAN 2.0% OF TOTAL

Geographic and Asset Type Exposure[1]


Life Sciences 1.7%
Self-Storage 0.5%
$1.6B
CURRENT PRINCIPAL[1]
SFR 44.2%
Multifamily 53.7%


SFR Pass-Through 1.3%
Preferred 7.2%
Bridge 0.8%
Senior Loan 42.9%
Mezz 9.6%
IO Strips 3.9%
68.5%
WEIGHTED AVG LTV[1]
CMBS 33.7%
CRT 0.6%

(1) AS OF JULY 27, 2022, AND EXCLUDING COMMON STOCK INVESTMENTS AND THE HUDSON MONTFORD MULTIFAMILY PROPERTY

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	Senior Loan	Various	SFR	2/11/2020	$508,700	$75,658	4.65%	6.2	68.1%	
2	Senior Loan	Various	SFR	2/11/2020	51,304	7,234	4.74%	3.3	54.1%	
3	Senior Loan	Various	SFR	2/11/2020	37,110	5,445	5.55%	6.3	70.8%	
4	Senior Loan	Various	SFR	2/11/2020	10,265	1,531	4.72%	6.2	67.9%	
5	Senior Loan	Various	SFR	2/11/2020	10,312	1,583	5.35%	5.6	69.9%	
6	Senior Loan	Various	SFR	2/11/2020	10,523	1,548	5.30%	3.7	63.2%	
7	Senior Loan	Various	SFR	2/11/2020	9,583	1,425	6.10%	6.3	72.1%	
8	Senior Loan	Various	SFR	2/11/2020	8,844	1,340	5.88%	6.5	54.1%	
9	Senior Loan	Various	SFR	2/11/2020	7,541	1,142	5.34%	6.6	71.5%	
10	Senior Loan	Various	SFR	2/11/2020	6,634	1,006	5.46%	6.7	69.7%	
11	Senior Loan	Various	SFR	2/11/2020	6,484	925	5.47%	1.6	66.4%	
12	Senior Loan	Various	SFR	2/11/2020	5,760	857	5.99%	6.4	70.0%	
13	Senior Loan	Various	SFR	2/11/2020	5,504	820	5.24%	6.3	55.7%	
14	Senior Loan	Various	SFR	2/11/2020	5,442	718	5.33%	1.1	64.9%	
15	Senior Loan	Various	SFR	2/11/2020	5,219	784	5.46%	6.5	71.5%	
16	Senior Loan	Various	SFR	2/11/2020	4,609	698	5.35%	6.6	72.0%	
	Total SFR				**693,834**	**102,714**	**4.82%**	**5.9**	**67.0%**	
1	CMBS B-Piece	Various	Multifamily	2/11/2020	25,930[5]	$11,648	6.43%	3.7	62.8%	
2	CMBS B-Piece	Various	Multifamily	2/11/2020	31,506[5]	12,620	7.12%	4.4	61.8%	
3	CMBS B-Piece	Various	Multifamily	4/23/2020	81,999[5]	22,198	3.50%	7.7	63.2%	
4	CMBS B-Piece	Various	Multifamily	7/30/2020	30,415[5]	11,621	10.12%	5.0	65.4%	
5	CMBS B-Piece	Various	Multifamily	8/6/2020	108,643[5]	23,576	11.43%[6]	8.0	68.9%	
6	CMBS B-Piece	Various	Multifamily	4/20/2021	61,109[5]	22,076	6.97%	8.7	70.4%	
7	CMBS B-Piece	Various	Multifamily	6/30/2021	108,305[5]	27,956	6.88%[6]	4.5	65.8%	
8	CMBS B-Piece	Various	Multifamily	12/9/2021	57,289[5]	23,126	5.97%	2.3	75.3%	
9	CMBS B-Piece	Various	Multifamily	5/2/2022	39,913[5]	12,313	4.21%	16.4	61.9%	
	Total CMBS B-Piece				**545,109**	**167,134**	**7.17%**	**6.8**	**66.9%**	

*SEE FOOTNOTES ON FOLLOWING PAGE

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	CMBS IO Strip	Various	Multifamily	5/18/2020	$2,445[7]	$727	2.02%	24.2	65.1%	
2	CMBS IO Strip	Various	Multifamily	8/6/2020	21,341[7]	7,070	2.98%	8.0	68.9%	
3	CMBS IO Strip	Various	Multifamily	4/28/2021	7,039[7]	1,465	1.59%	7.6	63.2%	
4	CMBS IO Strip	Various	Multifamily	5/27/2021	4,550[7]	1,243	3.38%	7.9	67.1%	
5	CMBS IO Strip	Various	Multifamily	6/7/2021	559[7]	181	2.31%	6.4	63.7%	
6	CMBS IO Strip	Various	Multifamily	6/11/2021	11,172[7]	1,867	1.20%	6.4	62.3%	
7	CMBS IO Strip	Various	Multifamily	6/21/2021	1,933[7]	425	1.18%	6.4	63.5%	
8	CMBS IO Strip	Various	Multifamily	8/10/2021	3,145[7]	996	1.89%	7.3	68.2%	
9	CMBS IO Strip	Various	Multifamily	8/11/2021	1,642[7]	494	3.10%	9.1	67.1%	
10	CMBS IO Strip	Various	Multifamily	8/24/2021	309[7]	277	2.61%	8.6	61.3%	
11	CMBS IO Strip	Various	Multifamily	9/1/2021	4,675[7]	4,148	1.92%	8.0	66.8%	
12	CMBS IO Strip	Various	Multifamily	9/11/2021	4,706[7]	4,247	2.95%	9.1	62.7%	
	Total CMBS IO Strip				**63,516**	**23,140**	**2.31%**	**8.3**	**65.9%**	
1	Mezzanine	Houston, TX	Multifamily	6/12/2020	$7,500	$7,500	11.00%	1.0	79.3%	
2	Mezzanine	Philadelphia, PA	Multifamily	10/20/2020	14,253	5,953	7.59%	6.9	89.4%	
3	Mezzanine	Laurel, MD	Multifamily	10/20/2020	12,000	5,008	7.71%	8.8	84.9%	
4	Mezzanine	White Marsh, MD	Multifamily	10/20/2020	10,380	4,332	7.42%	9.0	84.8%	
5	Mezzanine	Cockeysville, MD	Multifamily	10/20/2020	9,610	4,011	7.42%	9.0	84.3%	
6	Mezzanine	Laurel, MD	Multifamily	10/20/2020	7,390	3,084	7.42%	9.0	80.3%	
7	Mezzanine	North Aurora, IL	Multifamily	10/20/2020	6,829	2,839	7.53%	6.5	71.0%	
8	Mezzanine	Lakewood, NJ	Multifamily	10/20/2020	5,540	2,305	7.33%	6.8	81.1%	
9	Mezzanine	Wilmington, DE	Multifamily	10/20/2020	5,470	2,276	7.50%	6.8	89.3%	
10	Mezzanine	Urbandale, IA	Multifamily	10/20/2020	4,010	1,667	7.89%	6.4	83.8%	
11	Mezzanine	Daytona Beach, FL	Multifamily	10/20/2020	3,700	1,538	7.83%	6.3	81.5%	
12	Mezzanine	Rosedale, MD	Multifamily	10/20/2020	3,620	1,511	7.42%	9.0	83.3%	

*SEE FOOTNOTES ON FOLLOWING PAGE

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
13	Mezzanine	Atlanta, GA	Multifamily	10/20/2020	3,310	1,377	6.91%	7.0	80.3%	
14	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	3,000	1,252	7.32%	9.1	83.1%	
15	Mezzanine	Des Moines, IA	Multifamily	10/20/2020	2,880	1,197	7.89%	6.4	81.6%	
16	Mezzanine	Tyler, TX	Multifamily	10/20/2020	2,135	887	7.74%	6.3	83.1%	
17	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	1,500	626	7.22%	9.1	78.6%	
18	Mezzanine	Las Vegas, NV	Multifamily	10/20/2020	1,190	495	7.71%	6.7	75.5%	
19	Mezzanine	Vancouver, WA	Multifamily	10/20/2020	1,082	452	8.70%	8.3	84.3%	
20	Mezzanine	Los Angeles, CA	Multifamily	1/21/2021	24,844	24,560	14.75%	1.6	N/A	
21	Mezzanine	Irving, TX	Multifamily	11/18/2021	12,600	12,483	12.45%	6.4	91.9%	
22	Mezzanine	Rogers, AR	Multifamily	12/29/2021	7,760	7,688	12.45%	2.5	86.6%	
23	Mezzanine	Rogers, AR	Multifamily	6/9/2022	4,500	4,456	12.20%	3.0	95.2%	
	Total Mezzanine				**155,103**	**97,497**	**9.64%**	**6.0**	**71.0%**	
1	Preferred Equity	Houston, TX	Multifamily	5/29/2020	10,000	10,000	11.00%	7.8	73.4%	
2	Preferred Equity	Holly Springs, NC	Life Sciences	9/29/2021	7,237	7,212	10.00%	1.3	N/A	
3	Preferred Equity	Atlanta, GA	Multifamily	10/26/2021	9,750	9,671	11.00%	2.3	92.3%	
4	Preferred Equity	Las Vegas, NV	Multifamily	12/28/2021	62,347	62,347	10.50%	9.7	78.3%	
5	Preferred Equity	Vacaville, CA	Life Sciences	1/14/2022	19,496	19,514	10.00%	1.2	21.8%	
6	Preferred Equity	Various	Self-Storage	4/7/2022	4,000	3,961	11.45%	8.2	N/A	
7	Preferred Equity	Various	Self-Storage	6/9/2022	4,000	3,960	10.73%	8.2	N/A	
	Total Pref Equity				**116,830**	**116,665**	**10.51%**	**6.9**	**68.3%**	
1	Bridge	Las Vegas, NV	Multifamily	3/31/2022	13,500	13,468	6.25%	0.3	50.0%	
1	MSCR Notes	Various	Multifamily	5/25/2022	4,000	2,085	7.43%	29.9	61.5%	
2	MSCR Notes	Various	Multifamily	5/25/2022	5,000	2,163	10.43%	29.9	61.5%	
	Total MSCR Notes				**9,000**	**4,248**	**9.09%**	**29.9**	**61.5%**	

*SEE FOOTNOTES ON FOLLOWING PAGE

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	SFR Pass-Through	Various	SFR	6/1/2022	10,074	3,333	4.87%	3.4	N/A	
2	SFR Pass-Through	Various	SFR	6/1/2022	10,419	3,493	4.52%	3.8	N/A	
	Total SFR Pass-Through				**20,493**	**6,826**	**4.69%**	**3.6**	**N/A**	
1	Common Stock	N/A	Self-Storage	11/6/2020	N/A	$58,924	N/A	N/A	N/A	
2	Common Stock	N/A	Ground Lease	12/28/2021	N/A	$27,884	N/A	N/A	N/A	
	Total Common Stock				**N/A**	**$86,807**	**N/A**	**N/A**	**N/A**	
1	Multifamily Property	Charlotte, NC	Multifamily	12/31/2021	N/A	$29,625	N/A	N/A	N/A	
	Portfolio Total				**$1,617,387**	**$648,124**	**6.42%**	**6.4**	**68.5%**	**1.63x**

(1) OUR TOTAL PORTFOLIO REPRESENTS THE CURRENT PRINCIPAL AMOUNT OF THE CONSOLIDATED SFR LOANS, MEZZANINE LOANS, PREFERRED EQUITY, AND COMMON STOCK, AS WELL AS THE NET EQUITY OF OUR CMBS B-PIECE INVESTMENTS.
(2) NET EQUITY REPREESENTS THE CARRYING VALUE LESS BORROWINGS.
(3) THE WEIGHTED AVERAGE COUPON IS WEIGHTED ON THE CURRENT PRINCIPAL BALANCE.
(4) THE WEIGHTED AVERAGE LIFE IS WEIGHTED ON THE CURRENT PRINCIPAL BALANCE AND ASSUMES NO PREPAYMENTS. THE MATURITY DATE USED FOR PREFERRED EQUITY INVESTMENTS REPRESENTS THE MATURITY DATE OF THE SENIOR MORTGAGE, AS THE PREFERRED EQUITY INVESTMENTS HAVE NO STATED MATURITY DATE AND REQUIRE REPAYMENT UPON THE SALE OR REFINANCING OF THE ASSET.
(5) THE CMBS B-PIECES ARE SHOWN ON AN UNCONSOLIDATED BASIS REFLECTING THE VALUE OF OUR INVESTMENTS.
(6) REPRESENTS THE BOND EQUIVALENT YIELD FOR THE FIXED RATE CMBS B-PIECE.
(7) CURRENT PRINCIPAL FOR CMBS IO STRIPS ARE SHOWN AS CURRENT COST

Financials

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Income Statement

For the three months ended	June 30, 2022	March 31, 2022
Interest income	$17,621	$31,973
Interest expense	(9,107)	(8,818)
Net interest income	8,514	23,155
Other income (loss)	3,667	(786)
Total operating expenses	(3,728)	(3,632)
Net income	**8,453**	**18,737**
Preferred stock dividends	(882)	(874)
Net income attributable to redeemable NCI	(2,548)	(4,943)
Net income attributable to common stockholders	**$5,023**	**$12,920**
Weighted average common shares outstanding, diluted[1]	22,494	22,030
Net income per share, diluted	**$0.34**	**$0.81**

Book Value

	June 30, 2022	Dec. 31, 2021
Common stockholders' equity	$328,696	$200,503
Redeemable noncontrolling interests in the OP	148,240	261,423
Total equity	**$476,936**	**$461,926**
Redeemable OP and Sub OP units	7,138	12,308
Common shares outstanding	14,950	9,164
Combined book value per share	**$21.59**	**$21.51**

Balance Sheet

	June 30, 2022	December 31, 2021
Cash and cash equivalents	$52,682	$26,459
Restricted cash	1,261	6,773
Bridge loan	13,468	-
Real estate investment, net	60,428	62,269
Loans, held-for-investment, net	258,577	241,517
Common stock investments, at fair value	86,808	58,460
Mortgage loans, held-for-investment, net	736,007	847,364
Accrued interest and dividends	10,795	8,319
Mortgage loans held in variable interest entities, at fair value	6,548,544	7,192,547
CMBS structured pass-through certificates, at fair value	63,003	69,816
MSCR notes, at fair value	8,809	-
SFR pass-through certificates, at fair value	19,466	-
Accounts receivable and other Assets	1,361	393
Total Assets	**$7,861,209**	**$8,513,917**
Secured financing agreements, net	$693,782	$786,226
Master repurchase agreements	312,355	286,324
Unsecured Notes, net	198,044	168,325
Mortgages payable, net	32,200	32,176
Accounts payable and other accrued liabilities	10,224	3,903
Accrued interest payable	4,493	3,985
Bonds payable held in variable interest entities, at fair value	6,095,570	6,726,272
Total Liabilities	**7,346,668**	**8,007,211**
Redeemable NCI in the Operating Partnership	148,240	261,423
Total Stockholders Equity	366,301	245,283
Total Liabilities and Stockholders' Equity	**$7,861,209**	**$8,513,917**

(1) DILUTED EPS INCLUDES THE DILUTIVE EFFECT OF THE REDEEMABLE NON-CONTROLLING INTERESTS

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of 3Q 2022 Net Income to EAD

	Low	Mid	High
For the three months ended	Sep. 30, 2022	Sep. 30, 2022	Sep. 30, 2022
Net income attributable to common stockholders	$5,883	$6,749	$7,615
Net income attributable to redeemable noncontrolling interests	2,084	2,352	2,619
Adjustments:			
Amortization of stock-based compensation	873	873	873
EAD	**$8,840**	**$9,974**	**$11,107**
Weighted average common shares outstanding, basic	15,529	15,529	15,529
Weighted average common shares outstanding, diluted[1]	22,667	22,667	22,667
EAD per diluted weighted average share	**$0.39**	**$0.44**	**$0.49**
Announced 3Q dividend	$0.50	$0.50	$0.50
Estimated 3Q dividend coverage ratio	0.78x	0.88x	0.98x

Reconciliation of 3Q 2022 EAD to CAD

	Low	Mid	High
For the three months ended	Sep. 30, 2022	Sep. 30, 2022	Sep. 30, 2022
EAD	$8,840	$9,974	$11,107
Adjustments:			
Amortization of premiums	4,700	4,700	4,700
Accretion of discounts	(3,579)	(3,579)	(3,579)
Amortization and depreciation	466	466	466
CAD	**$10,427**	**$11,561**	**$12,694**
Weighted average common shares outstanding, basic	15,529	15,529	15,529
Weighted average common shares outstanding, diluted[1]	22,667	22,667	22,667
CAD per diluted weighted average share	**$0.46**	**$0.51**	**$0.56**
Announced 3Q dividend	$0.50	$0.50	$0.50
Estimated 3Q dividend coverage ratio	0.92x	1.02x	1.12x

(1) WEIGHTED AVERAGE DILUTED SHARES ASSUMED VESTING OF ALL OUTSTANDING RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Net Income (Loss) to Earnings Available for Distribution

	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Net income attributable to common stockholders	$5,023	$12,920	$12,435	$13,233	$5,542	$8,367
Net income attributable to redeemable noncontrolling interests	2,548	4,943	7,640	11,084	5,834	15,829
Adjustments:						
Amortization of stock-based compensation	871	673	538	538	557	391
Loan loss provision, net	-	-	-	-	-	124
Unrealized (gains) or losses	4,184	8,545	(8,832)	(14,336)	(3,859)	(16,476)
Earnings Available for Distribution	**$12,626**	**$27,081**	**$11,781**	**$10,519**	**$8,074**	**$8,235**
Weighted average common shares outstanding, basic	14,748	13,696	9,163	6,863	5,306	5,023
Weighted average common shares outstanding, diluted[1]	22,494	22,030	21,911	20,712	19,603	19,199
EAD per diluted weighted average share	**$0.56**	**$1.23**	**$0.54**	**$0.51**	**$0.41**	**$0.43**
Dividend per common share	**$0.500**	**$0.500**	**$0.475**	**$0.475**	**$0.475**	**$0.475**
EAD dividend coverage ratio	**1.12x**	**2.46x**	**1.14x**	**1.07x**	**0.87x**	**0.91x**

(1) WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Earnings Available for Distribution to CAD

	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Earnings Available for Distribution	$12,626	$27,081	$11,781	$10,519	$8,074	$8,235
Adjustments:						
Amortization of premiums	3,854	9,900	5,337	5,390	2,808	2,516
Accretion of discounts	(3,244)	(3,030)	(3,271)	(2,976)	(1,680)	(1,668)
Amortization and depreciation	946	944	-	-	-	-
Amortization of deferred financing costs	12	12	-	-	-	-
Cash Available for Distribution	**$14,194**	**$34,907**	**$13,847**	**$12,933**	**$9,202**	**$9,083**
Weighted average common shares outstanding, basic	14,748	13,696	9,163	6,863	5,306	5,023
Weighted average common shares outstanding, diluted[1]	22,494	22,030	21,911	20,721	19,603	19,199
CAD per diluted weighted average share	**$0.63**	**$1.58**	**$0.63**	**$0.62**	**$0.47**	**$0.47**
Dividend per common share	**$0.500**	**$0.500**	**$0.475**	**$0.475**	**$0.475**	**$0.475**
CAD dividend coverage ratio	**1.26x**	**3.16x**	**1.33x**	**1.31x**	**0.99x**	**0.99x**

(1) WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS